Exhibit 10.1

AGREEMENT

Reference is made to that certain Membership Interest Purchase Agreement, dated September 14, 2022 (the “MIPA”), by and among Eightco Holdings Inc. (formerly Cryptyde, Inc.) (the “Purchaser”), Forever 8 Fund, LLC (“Forever 8”), the members of Forever 8 set forth on the signature pages thereto (the “Sellers”) and Paul Vassilakos, in his capacity as representative of the Sellers (the “Sellers’ Representative”). Reference is also made to those certain Seller Notes issued to the Sellers pursuant to the MIPA. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the MIPA.

The Sellers hereby forgive, without the payment of any additional consideration, principal on the Seller Notes in an aggregate amount of $5,400,000 with each Seller forgiving the amounts set forth on Schedule A attached hereto.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of June 14, 2024.

SELLERS’ REPRESENTATIVE,
on behalf of the Sellers

/s/ Paul Vassilakos
Paul Vassilakos